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                                                                   EXHIBIT 99(b)

                                                                  EXECUTION COPY

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             AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


      FUND AMERICAN ENTERPRISES HOLDINGS, INC. (f/k/a TACK HOLDING CORP.),


          FUND AMERICAN COMPANIES, INC. (f/k/a TACK ACQUISITION CORP.)


                         and certain of its Subsidiaries


                                   in favor of


                          LEHMAN COMMERCIAL PAPER INC.,


                             as Administrative Agent


                          Dated as of October 30, 2002


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                                TABLE OF CONTENTS
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SECTION 1. DEFINED TERMS....................................................................................2
     1.1    DEFINITIONS.....................................................................................2
     1.2    OTHER DEFINITIONAL PROVISIONS...................................................................6

SECTION 2. GUARANTEE........................................................................................6
     2.1    GUARANTEE.......................................................................................6
     2.2    RIGHT OF CONTRIBUTION...........................................................................7
     2.3    NO SUBROGATION..................................................................................7
     2.4    AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS.......................................8
     2.5    GUARANTEE ABSOLUTE AND UNCONDITIONAL............................................................8
     2.6    REINSTATEMENT...................................................................................9
     2.7    PAYMENTS........................................................................................9

SECTION 3. GRANT OF SECURITY INTEREST.......................................................................9

SECTION 4. REPRESENTATIONS AND WARRANTIES..................................................................10
     4.1    REPRESENTATIONS IN CREDIT AGREEMENT............................................................10
     4.2    TITLE; NO OTHER LIENS..........................................................................10
     4.3    PERFECTED FIRST PRIORITY LIENS.................................................................10
     4.4    JURISDICTION AND OFFICIAL IDENTIFICATION NUMBER................................................10
     4.5    PLEDGED STOCK..................................................................................10
     4.6    INTELLECTUAL PROPERTY..........................................................................11

SECTION 5. COVENANTS.......................................................................................11
     5.1    COVENANTS IN CREDIT AGREEMENT..................................................................11
     5.2    DELIVERY OF INSTRUMENTS AND CHATTEL PAPER; CERTIFICATED SECURITIES.............................11
     5.3    MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION..............................12
     5.4    CHANGES IN NAME, ETC...........................................................................12
     5.5    NOTICES........................................................................................12
     5.6    INVESTMENT PROPERTY............................................................................13
     5.7    INTELLECTUAL PROPERTY..........................................................................14

SECTION 6. REMEDIAL PROVISIONS.............................................................................15
     6.1    PLEDGED STOCK..................................................................................15
     6.2    PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT.............................................16
     6.3    APPLICATION OF PROCEEDS........................................................................16
     6.4    CODE AND OTHER REMEDIES........................................................................17
     6.5    REGISTRATION RIGHTS............................................................................18
     6.6    WAIVER; DEFICIENCY.............................................................................19

SECTION 7. THE ADMINISTRATIVE AGENT........................................................................19
     7.1    ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC....................................19
     7.2    DUTY OF ADMINISTRATIVE AGENT...................................................................21
     7.3    EXECUTION OF FINANCING STATEMENTS..............................................................21
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     7.4    AUTHORITY OF ADMINISTRATIVE AGENT..............................................................21

SECTION 8. MISCELLANEOUS...................................................................................21
     8.1    AMENDMENTS IN WRITING..........................................................................21
     8.2    NOTICES........................................................................................22
     8.3    NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES............................................22
     8.4    ENFORCEMENT EXPENSES; INDEMNIFICATION..........................................................22
     8.5    SUCCESSORS AND ASSIGNS.........................................................................22
     8.6    SET-OFF........................................................................................23
     8.7    COUNTERPARTS...................................................................................23
     8.8    SEVERABILITY...................................................................................23
     8.9    SECTION HEADINGS...............................................................................23
     8.10   INTEGRATION....................................................................................23
     8.11   GOVERNING LAW..................................................................................23
     8.12   ACTION REQUIRING APPROVAL......................................................................23
     8.13   SUBMISSION TO JURISDICTION; WAIVERS............................................................24
     8.14   ACKNOWLEDGEMENTS...............................................................................25
     8.15   ADDITIONAL GRANTORS............................................................................25
     8.16   RELEASES.......................................................................................25
     8.17   WAIVER OF JURY TRIAL...........................................................................26

SECTION 9. Patent and Trademark Filings.....................................................................8

SECTION 10. Actions with respect to Pledged Stock...........................................................8

SECTION 11. Other Actions...................................................................................8
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Schedules

Schedule 1        Notice Addresses of Guarantors
Schedule 2        Description of Pledged Stock
Schedule 3        Filings and Other Actions Required to Perfect Security Interest
Schedule 4        Jurisdiction of Incorporation and Location of Chief Executive Office
Schedule 5        Intellectual Property
Schedule 6        Existing Prior Liens

Annexes

Annex I           Assumption Agreement
Annex II          Acknowledgment and Consent
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                                       iii
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          AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of
October 30, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") from time to time parties to the Amended and Restated Credit Agreement, dated as of October 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among FUND AMERICAN ENTERPRISES HOLDINGS, INC. (f/k/a TACK HOLDING CORP.), a Delaware corporation (the "PARENT"), FUND AMERICAN COMPANIES, INC. (f/k/a TACK ACQUISITION CORP.), a Delaware corporation (the "BORROWER"), the Lenders, LEHMAN BROTHERS INC., as Arranger, FLEET NATIONAL BANK, as Syndication Agent, BANK OF AMERICA, N.A. and BANK ONE, NA, as Co-Documentation Agent and the Administrative Agent.

                              W I T N E S S E T H:

          WHEREAS, the Parent and the Borrower are parties to the Credit Agreement, dated as of March 16, 2001 (as amended the "EXISTING CREDIT AGREEMENT"), which is being amended and restated by the Credit Agreement;

          WHEREAS, pursuant to the Existing Credit Agreement, the Parent and the Borrower executed and delivered the Guarantee and Collateral Agreement, dated as of June 12, 2001 (as amended, the "EXISTING GUARANTEE AND COLLATERAL AGREEMENT");

          WHEREAS, pursuant to the Existing Credit Agreement the Lenders have severally made extensions of credit to the Borrower, and pursuant to the Credit Agreement the Lenders have severally agreed to make additional extensions of credit to the Borrower and to continue certain extensions of credit previously made pursuant to the Existing Credit Agreement, in each case upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been used and will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Existing Guarantee and Collateral Agreement shall have amended and restated as provided herein;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the

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Lenders to make their respective extensions of credit to the Borrower thereunder, the parties hereto agree that the Existing Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

                            SECTION 1. DEFINED TERMS

          1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Documents, General Intangibles and Instruments.

          (b)   The following terms shall have the following meanings:

          "AGREEMENT": this Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "APPLICABLE INSURANCE REGULATORY AUTHORITY": with respect to any Insurance Subsidiary, the insurance department or similar administrative authority or agency located in (a) each state in which such Insurance Subsidiary is domiciled or (b) to the extent asserting regulatory jurisdiction over such Insurance Subsidiary, the insurance department, authority or agency in each state in which such Insurance Subsidiary is licensed, and shall include any Federal insurance regulatory department, authority or agency that may be created and that asserts regulatory jurisdiction over such Insurance Subsidiary.

          "BORROWER CREDIT AGREEMENT OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Loans made to the Borrower and Reimbursement Obligations in respect of Letters of Credit issued for the account of the Borrower and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of such Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, or the other Loan Documents, or any Letter of Credit issued for the account of the Borrower, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

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          "BORROWER HEDGE AGREEMENT OBLIGATIONS": the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Lender or any affiliate of any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

          "BORROWER OBLIGATIONS": the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto, and (iii) all other obligations and liabilities of the Borrower, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement).

          "COLLATERAL": with respect to each Grantor, all of the following in which such Grantor now has or may hereafter acquire any right, title or interest: (a) all Accounts; (b) all Chattel Paper; (c) all Documents; (d) all General Intangibles; (e) all Instruments; (f) all Intellectual Property; (g) all Investment Property; (h) all books and records pertaining to any of the foregoing; and (i) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; PROVIDED, that the Collateral shall not include the Excluded Assets.

          "COLLATERAL ACCOUNT": any collateral account established by the Administrative Agent as provided in Section 6.2.

          "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 5), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "COPYRIGHT LICENSES": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE 5), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

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          "EXCLUDED ASSETS": any contract, General Intangible, Copyright
     License, Patent License or Trademark License ("INTANGIBLE ASSETS"), in each case to the extent the grant by the relevant Grantor of a security interest pursuant to this Agreement in such Grantor's right, title and interest in such Intangible Asset (i) is prohibited by any contract, agreement, instrument or indenture governing such Intangible Asset, (ii) would give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder or (iii) is permitted only with the consent of another party, if such consent has not been obtained; PROVIDED, that any Receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture shall not be Excluded Assets.

          "FOREIGN SUBSIDIARY": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "FOREIGN SUBSIDIARY VOTING STOCK": the voting Capital Stock of any Foreign Subsidiary.

          "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof.

          "GUARANTOR OBLIGATIONS": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "GUARANTORS": the collective reference to each Grantor in its capacity as a guarantor under Section 2.

          "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, currency exchange agreements, commodity swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates, currency exchange rates or commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-115 of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Stock.

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the

     Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "ISSUERS": the collective reference to each issuer of Pledged Stock.

          "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "OBLIGATIONS": (i) in the case of the Borrower, the Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 5, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 5, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 5.

          "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Non-Insurance Subsidiary (other than A.W.G. Dewar, Inc.) or first-tier Insurance Subsidiary that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; PROVIDED that in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

          "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "SECURITIES ACT": the Securities Act of 1933, as amended.

          "SPECIFIED HEDGE AGREEMENT": any Hedge Agreement entered into by (i) the Borrower or any of its Subsidiaries and (ii) any Lender or any affiliate thereof, as counterparty.

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          "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 5, and (ii) the right to obtain all renewals thereof.

          "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 5.

          1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

          2.1 GUARANTEE. (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Administrative Agent, for the ratable benefit of the Lenders (and any affiliates of any Lender to which Obligations in respect of any Specified Hedge Agreement are owing) and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

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          (d)   The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from the Borrower Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

          2.2 RIGHT OF CONTRIBUTION. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder in respect of the Borrower Obligations (or Guarantor Obligations with respect to Borrower Obligations), such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

          2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower

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Obligations, whether matured or unmatured, in such order as the Administrative
Agent may determine.

          2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(1) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (2) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or
(3) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for its Borrower Obligations or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against

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any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Payment Office specified in the Credit Agreement.

                      SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby (i) confirms that pursuant to the Existing Guarantee and Collateral Agreement such Grantor has assigned and transferred to the Administrative Agent, and granted to the Administrative Agent, for the ratable benefit of the Lenders (and any affiliates of any Lender to which Obligations in respect of any Specified Hedge Agreement are owing), a security interest in, all Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations and (ii) assigns and transfers to the Administrative Agent, and grants to the Administrative Agent, for the ratable benefit of the Lenders (and any affiliates of any Lender to which Obligations in respect of any Specified Hedge Agreement are owing), a security interest in, all Collateral now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

          4.1 REPRESENTATIONS IN CREDIT AGREEMENT. (a) In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

          4.2 TITLE; NO OTHER LIENS. Each Grantor has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 7.3 of the Credit Agreement, except to the extent such defects in title could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.3 PERFECTED FIRST PRIORITY LIENS. This Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Lenders, a valid and enforceable security interest in the Collateral. In the case of the Pledged Stock, when any stock certificates representing such Pledged Stock are delivered to the Administrative Agent and, in the case of the other Collateral, when financing statements in appropriate form are filed in the offices specified on Schedule 3 (which financing statements have been duly completed and executed and delivered to the Administrative Agent) and such other filings as are specified on Schedule 3 have been completed (all documents required for which filings have been duly completed and executed and delivered to the Administrative Agent), this Agreement shall constitute a perfected Lien on, and security interest in, all right, title and interest of the Grantors in such Collateral and the proceeds thereof, as security for the Obligations, in each case to the extent that such security interest can be perfected by the delivery of stock certificates and other instruments with effective indorsements, the filing of UCC financing statements, and filings in respect of Intellectual Property in the United States Patent and Trademarks Office.

          4.4 JURISDICTION AND OFFICIAL IDENTIFICATION NUMBER. On the date hereof, such Grantor's jurisdiction of organization and the official identification number are specified on SCHEDULE 4.

          4.5 PLEDGED STOCK. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (b) All the shares of the Pledged Stock pledged by such Grantor hereunder have been duly and validly issued and are fully paid and nonassessable.

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          (c)   Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.6   INTELLECTUAL PROPERTY. (a)   SCHEDULE 5 lists all Intellectual
Property owned by such Grantor in its own name on the date hereof.

          (b) On the date hereof, all material Intellectual Property of such Grantor described on SCHEDULE 5 is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

          (c) Except as set forth in SCHEDULE 5, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

          (d) Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted or is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Grantor know of any valid basis for any such claim. The use of Intellectual Property by each Grantor does not infringe on the rights of any person in any material respect. It is understood that the Borrower and its Subsidiaries will be permitted to use the CGU name and related tradenames for (i) with respect to Insurance Subsidiaries, a period of eighteen months after the Closing Date (with conditional six-month extensions through September 24, 2005 in jurisdictions where regulatory approval for name changes has not been received) but not thereafter and (ii) with respect to Non-Insurance Subsidiaries, a period of 180 days after the Closing Date but not thereafter.

                              SECTION 5. COVENANTS

          Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1 COVENANTS IN CREDIT AGREEMENT. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER; CERTIFICATED SECURITIES. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be delivered to the Administrative Agent with reasonable promptness, duly indorsed in blank by an effective indorsement that is undated (unless the Administrative Agent shall specify another form of indorsement), to be held as Collateral pursuant to this Agreement; provided, that the Grantors shall not be obligated to deliver to the Administrative Agent any

Instruments or Chattel Paper held by any Grantor at any time to the extent that the aggregate face amount of all such Instruments and Chattel Paper held by all Grantors at such time does not exceed $20,000,000. It is understood and agreed that Indebtedness between the Borrower and any of its Subsidiaries, if any, need not be evidenced by notes.

          5.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Pledged Stock and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Article 8 Uniform Commercial Code) with respect thereto.

          5.4 CHANGES IN NAME, ETC.. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

          (i) change its jurisdiction of organization or official identification filing number from that referred to in Section 4.4; or

          (ii)  change its name.

          5.5 NOTICES. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

          (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

          (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

          5.6 INVESTMENT PROPERTY. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer at any time when an Event of Default is continuing shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property, or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor at any time when an Event of Default is continuing, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations. Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Administrative Agent or deliver to the Administrative Agent as Collateral any proceeds of any liquidation or dissolution of any Issuer, or any distribution of capital or property in respect of any Investment Property, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by the Credit Agreement and (ii) the proceeds thereof are applied toward prepayment of Loans and reduction of Commitments to the extent required by the Credit Agreement.

          (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, unless such securities are delivered to the Administrative Agent, concurrently with the issuance thereof, to be held by the Administrative Agent as Collateral,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Stock or Proceeds thereof.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Stock issued by it and (iii) the terms of Sections 6.1(c) and 6.5 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.1(c) or 6.5 with respect to the Pledged Stock issued by it.

          (d)   Each Issuer that is a partnership or a limited liability company
(i) confirms that none of the terms of any equity interest issued by it provides that such equity interest is a "security" within the meaning of Sections 8-102 and 8-103 of the New York UCC (a "SECURITY") and (ii) agrees that if any such equity interest shall be or become a Security, such Issuer will (and the Grantor that holds such equity interest hereby instructs such Issuer to) cause such Security to be a certificated Security and deliver such certificate to the Administrative Agent without further consent by such Grantor.

          5.7 INTELLECTUAL PROPERTY. (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law,
(iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

          (e) Such Grantor will notify the Administrative Agent and the Lenders as soon as reasonably practicable if it knows that any application or registration relating to any material Intellectual Property is reasonably likely to become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to any material Intellectual Property (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (h) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall, unless such Grantor shall reasonably determine that such Intellectual Property would not reasonably be likely to, in the aggregate, effect the aggregate economic value of the Intellectual Property, taken as a whole, (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and take all reasonably steps to terminate the infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

          6.1 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.1(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in the order set forth in Section 6.3, and (ii) any or all of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock directly to the Administrative Agent.

          6.2 PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and Instruments shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, (if the Administrative Agent shall so request) be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.3.

          6.3 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral

Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

          FIRST, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

          SECOND, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, PRO RATA among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

          THIRD, to the Administrative Agent, for application by it towards prepayment of the Obligations, PRO RATA among the Lenders according to the amounts of the Obligations then held by the Lenders; and

          FOURTH, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the relevant Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.4 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          6.5 REGISTRATION RIGHTS. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.4, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.5 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.5 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          6.6 WAIVER; DEFICIENCY. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                      SECTION 7. THE ADMINISTRATIVE AGENT

          7.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys with respect to any Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.4 or 6.5, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1 (a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

          7.2 DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4 AUTHORITY OF ADMINISTRATIVE AGENT. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

          8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

          8.2 NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon any Grantor other than the Parent and the Borrower shall be addressed to such Grantor at its notice address set forth on
SCHEDULE 1.

          8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay, or reimburse each Lender and the Administrative Agent for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent.

          (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

          (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to Section 7(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

          8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12 ACTION REQUIRING APPROVAL. (a) If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Administrative

Agent may request in the exercise of its rights and remedies under this Agreement in order to transfer or assign the Collateral to the Administrative Agent or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing. To enforce the provisions of this Section 8.12, the Administrative Agent is empowered to seek from any Governmental Authority, to the extent required, consent to or approval of any involuntary transfer of control of any entity whose Capital Stock is Collateral under this Agreement for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor agrees to cooperate with any such purchaser and with the Administrative Agent in the preparation, execution and filing of any forms and providing any information that may be necessary or helpful in obtaining any applicable Governmental Authority's consent to the assignment to such purchaser of the Collateral. Each Grantor hereby agrees to consent to any such involuntary transfer of control upon the request of the Administrative Agent after and during the continuation of an Event of Default and, without limiting any rights of the Administrative Agent under this Agreement, to authorize the Administrative Agent to nominate a trustee or receiver to assume control of the Collateral, subject only to required judicial or other consent required by governmental authorities, in order to effectuate the transactions contemplated in this Section 8.12. Such trustee or receiver shall have all the rights and powers as provided to it by law or court order, or to the Administrative Agent under this Agreement. Each Grantor shall cooperate fully in obtaining the approval or consent of each Governmental Authority required to effectuate the foregoing.

          (b) If an Event of Default shall have occurred and be continuing, each Grantor shall use its best efforts to assist in obtaining consent or approval of any Governmental Authority, if required, for any action or transactions contemplated by this Agreement, including without limitation, the preparation, execution and filing of the transferor's or assignor's portion of any application or applications for consent to the transfer of control or assignment necessary or appropriate under applicable rules and regulations for approval of the transfer or assignment of any portion of the Collateral.

          (c) Notwithstanding the foregoing or any other provision of this Agreement or of the Credit Agreement or any of the documents executed pursuant hereto or thereto to the contrary, the Administrative Agent will not take any action pursuant to this Agreement, or any such documents, which would constitute or result in a direct or indirect acquisition or exercise of control of any Insurance Subsidiary (including, without limitation, any direct or indirect voting or act transferring control of any Pledged Stock) without first obtaining the approval (or an exemption from the requirement to obtain such approval) of the Applicable Insurance Regulatory Authority (in the case of General Accident Reinsurance Company, the approval of the California Department of Insurance pursuant to Section 1215.2 of the California Insurance Code).

          8.13 SUBMISSION TO JURISDICTION; WAIVERS. Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.14  ACKNOWLEDGEMENTS. Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

          8.15 ADDITIONAL GRANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 6.10(b) of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.16 RELEASES. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

          8.17 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                     FUND AMERICAN ENTERPRISES HOLDINGS,
                                     INC.(f/k/a TACK HOLDING CORP.)


                                     By:
                                        ---------------------------------------
                                        Title:



                                     FUND AMERICAN COMPANIES, INC. (f/k/a
                                     TACK ACQUISITION CORP.)


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON INSURANCE GROUP LLC


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON ASSET MANAGEMENT, INC.


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON FINANCE CORPORATION


                                     By:
                                        ---------------------------------------
                                        Title:

                                     BEACON ADVERTISING CORPORATION


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON RISK MANAGEMENT, INC.


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON LLOYD'S INC.


                                     By:
                                        ---------------------------------------
                                        Title:



                                     TCH INSURANCE AGENCY, INC.


                                     By:
                                        ---------------------------------------
                                        Title:



                                     ONEBEACON SERVICES CORPORATION


                                     By:
                                        ---------------------------------------
                                        Title:



                                     NEW JERSEY SKYLANDS MANAGEMENT CORPORATION


                                     By:
                                        ---------------------------------------
                                        Title:

                                   Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

                    Guarantor                           Notice Address
                    ---------                           --------------
Fund American Enterprises Holdings, Inc.             One Beacon Street
                                                     Boston, MA 02108

Fund American Companies, Inc.                        One Beacon Street
                                                     Boston, MA 02108

OneBeacon Insurance Group LLC                        One Beacon Street
                                                     Boston, MA 02108

OneBeacon Asset Management, Inc.                     One Beacon Street
                                                     Boston, MA 02108

OneBeacon Finance Corporation                        One Beacon Street
                                                     Boston, MA 02108

Beacon Advertising Corporation                       One Beacon Street
                                                     Boston, MA 02108

OneBeacon Risk Management, Inc.                      One Beacon Street
                                                     Boston, MA 02108

OneBeacon Lloyds, Inc.                               One Beacon Street
                                                     Boston, MA 02108

TCH Insurance Agency, Inc.                           One Beacon Street
                                                     Boston, MA 02108

OneBeacon Services Corporation                       One Beacon Street
                                                     Boston, MA 02108

New Jersey Skylands Management Corporation           One Beacon Street
                                                     Boston, MA 02108

                                   Schedule 2

                          DESCRIPTION OF PLEDGED STOCK

                     Authorized                          Pledgor /
                     /Class/Par        Issued to         Percent                             Certificate
Issuer               Value             Pledgor           Ownership         Pledged           Number
-------------------  ----------------- --------------   ----------------   ---------------   ----------------
Fund American        1,000 Shares /    500 Shares        Fund American     500 Shares /      5
Companies, Inc.      Common / $1       Common            Enterprises       Common
                                                         Holdings, Inc.
                     300,000 Shares                      / 100%
                     / Preferred

OneBeacon Asset      200,000 Shares    100,000 Shares    OneBeacon         100,000 Shares    6
Management, Inc.     / Common / $1     Common            Insurance Group   Common
                                                         LLC / 100%

OneBeacon Finance    1,000 Shares /    100 Shares        OneBeacon         100 Shares        3
Corporation          Common / $1       Common            Insurance Group   Common
                                                         LLC / 100%

Beacon Advertising   1,000 Shares /    100 Shares        OneBeacon         100 Shares        4
Corporation          Common / $1       Common            Insurance Group   Common
                                                         LLC / 100%

OneBeacon Risk       1,000 Shares /    600 Shares        OneBeacon         600 Shares        6
Management, Inc.     Common / $1       Common            Insurance Group   Common
                                                         LLC / 100%

OneBeacon Lloyds,    1,000 Shares /    100 Shares        OneBeacon         100 Shares        3
Inc.                 Common / $1       Common            Insurance Group   Common
                                                         LLC / 100%

TCH Insurance        100,000 Shares    100 Shares        OneBeacon         100 Shares        3
Agency               / Common / $1     Common            Insurance Group   Common
                                                         LLC / 100%

National Farmers     5,000,000         3,000,000         OneBeacon         3,000,000         5
Union Property and   Shares / Common   Shares Common     Insurance Group   Shares Common
Casualty Company     / $1                                LLC / 100%

Houston General      Common / $10      1,000,000         OneBeacon         1,000,000         11
Insurance Company                      Shares Common     Insurance Group   Shares Common
                                                         LLC / 100%

OneBeacon            600,000 Shares    400,000 Shares    OneBeacon         400,000 Shares    25
Insurance Company    / Common /        Common            Insurance Group   Common
                     $10.50                              LLC / 100%

Potomac Insurance    1,000,000         1,000,000         OneBeacon         1,000,000         3
Company              Shares / Common   Shares Common     Insurance Group   Shares Common
                     / $2.35                             LLC / 100%

Homeland Central     1,800,000         267,198 Shares    OneBeacon         267,198 Shares    3770
Insurance Company    Shares / Common   Common            Insurance Group   Common
                     / $2.50                             LLC / 26.72%

                     1,500 Shares /    0 Shares
                     Preferred/ $100   Preferred

                     16,000 Shares /
                     Preferred / $50

The Camden Fire      500,000 Shares    500,000 Shares    OneBeacon         500,000 Shares    L66150
Insurance            / Common / $8.40  Common            Insurance Group   Common
Association                                              LLC / 100%

Pennsylvania         90,000 Shares /   60,000 Shares     OneBeacon         60,000 Shares     85
General Insurance    Common / $70      Common            Insurance Group   Common
Company                                                  LLC / 100%

OneBeacon Services   1,500 Shares /    1,500 Shares      OneBeacon         1,500 Shares      3
Corporation          Common / $1       Common            Insurance Group   Common
                                                         LLC / 100%

New Jersey           1,000 Shares /    100 Shares        OneBeacon         100 Shares        1
Skylands             Common / $1       Common            Insurance Group   Common
Management                                               LLC / 100%
Corporation

                                   SCHEDULE 3

        FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS

Grantor                           Offices                                   UCC Filing Offices
-------------------------------   ---------------------------------------   -------------------------------------------
Fund American Enterprises         One Beacon Street                         UCC Division
Holdings, Inc.                    Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O. Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

Fund American Companies, Inc.     One Beacon Street                         UCC Division
                                  Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Insurance               One Beacon Street                         UCC Division

Grantor                           Offices                                   UCC Filing Offices
-------------------------------   ---------------------------------------   -------------------------------------------
Group LLC                         Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Asset Management,       One Beacon Street                         UCC Division
Inc.                              Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Finance Corporation     One Beacon Street                         UCC Division
                                  Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division

Grantor                           Offices                                   UCC Filing Offices
-------------------------------   ---------------------------------------   -------------------------------------------
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

Beacon Advertising Corporation    One Beacon Street                         UCC Division
                                  Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Risk Management,        One Beacon Street                         UCC Division
Inc.                              Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

Grantor                           Offices                                   UCC Filing Offices
-------------------------------   ---------------------------------------   -------------------------------------------
                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Lloyd's Inc.            5910 North Central Expressway             UCC Section
                                  Dallas, TX 75206                          Secretary of State
                                  Dallas County                             P.O. Box 13193
                                                                            Austin, TX 78711-3193

                                                                            Dallas County Clerk's Office
                                                                            Records Bldg., 2nd Floor
                                                                            509 Main Street
                                                                            Dallas, TX 75202-3502

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

TCH Insurance Agency, Inc.        One Beacon Street                         UCC Division
                                  Boston, MA 02108                          Secretary of the Commonwealth
                                  Suffolk County                            One Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

Grantor                           Offices                                   UCC Filing Offices
-------------------------------   ---------------------------------------   -------------------------------------------
                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

OneBeacon Services Corporation    One Beacon Street                         UCC Division
                                  Boston, MA 02108                          Secretary of State
                                  Suffolk County                            P.O.  Box 793
                                                                            Dover, DE 19903

                                                                            UCC Division
                                                                            Secretary of the Commonwealth
                                                                            One  Ashburton Place
                                                                            Room 1711
                                                                            Boston, MA 02108

                                                                            UCC Recorder
                                                                            Suffolk County Register of Deeds
                                                                            P.O.  Box  9660
                                                                            Boston, MA 02114-9660

                                                                            UCC Recorder
                                                                            Boston City Clerk
                                                                            City Hall, Room 601
                                                                            1 City Hall Plaza
                                                                            Boston, Ma 02201

New Jersey Skylands               131 Morristown Road                       UCC Division
Management Corporation            Basking Ridge, NJ 07920                   Secretary of State
                                                                            P.O.  Box 793
                                                                            Dover, DE 19903

                          PATENT AND TRADEMARK FILINGS

Filing of Guarantee & Collateral Agreement and Schedules with U.S. Department of Commerce Patent and Trademark Office accompanied by Form PTO-1618A Recordation Form Cover.

                      ACTIONS WITH RESPECT TO PLEDGED STOCK

Delivery of stock certificates to Administrative Agent with undated stock power executed in blank.

                                  OTHER ACTIONS

None.

                                   Schedule 4

       JURISDICTION OF ORGANIZATION AND LOCATION OF CHIEF EXECUTIVE OFFICE

                                                         Jurisdiction of          Official Identification
                       Guarantor                          Organization                    Number
--------------------------------------------             ----------------         -----------------------
Fund American Enterprises, Holdings, Inc.                Delaware                 3291231

Fund American Companies, Inc.                            Delaware                 3291234

OneBeacon Insurance Group LLC                            Delaware                 3461266

OneBeacon Asset Management, Inc.                         Delaware                 0640320

OneBeacon Finance Corporation                            Delaware                 2185685

Beacon Advertising Corporation                           Delaware                 0870143

OneBeacon Risk Management, Inc.                          Delaware                 0810732

OneBeacon Lloyds, Inc.                                   Texas                    124318600

TCH Insurance Agency, Inc.                               Massachusetts            n/a

OneBeacon Services Corporation                           Delaware                 2344327

New Jersey Skylands Management Corporation               Delaware                 3503312

                                   Schedule 5

                              INTELLECTUAL PROPERTY

I.        Copyrights and Copyright Licenses:

          None.

II.       Patents and Patent Licenses:

          None.

III.      Trademarks and Trademark Licenses

                                                      Registration No. /       Registration / Filed
Grantor                    Trademark/ Servicemark     Serial No.               Date
----------------------     ------------------------   --------------------     -----------------------
OneBeacon Insurance        Master Driver              RN 1064640               R 4/26/77
Group, LLC

OneBeacon Insurance        theCompass                 SN 76103519              F 8/7/00
Group, LLC

                                   SCHEDULE 6

                              EXISTING PRIOR LIENS


NONE

                                                                      Annex I to
                         AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT

          ASSUMPTION AGREEMENT, dated as of ________________, 200__, made by ______________________________, a ______________ corporation (the "ADDITIONAL
GRANTOR"), in favor of LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the banks and other financial institutions (the "LENDERS") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, FUND AMERICAN ENTERPRISES HOLDINGS, INC. (f/k/a TACK HOLDING CORP.), a Delaware corporation (the "PARENT"), FUND AMERICAN COMPANIES, INC. (f/k/a TACK ACQUISITION CORP.), a Delaware corporation (the "BORROWER"), the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement, dated as of October 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

          WHEREAS, in connection with the Credit Agreement, the Borrower and certain of the Borrower's Affiliates have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of October 30, 2002 (as amended, supplemented or otherwise modified from time to time, the "AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT") in favor of the Administrative Agent for the benefit of the Lenders;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Amended and Restated Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Amended and Restated Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Amended and Restated Guarantee and Collateral Agreement, hereby becomes a party to the Amended and Restated Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules _______* to the Amended and Restated Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Amended and

----------
*  Refer to each Schedule which needs to be supplemented.

                                                                       Annex I-2


Restated Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                                                                       Annex I-3


          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                       [ADDITIONAL GRANTOR]


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                        Annex II
                                                                              to
                                                            Amended and Restated
                                              Guarantee and Collateral Agreement


                                 ACKNOWLEDGEMENT


     The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Guarantee and Collateral Agreement dated as of October 30, 2002 (the "AGREEMENT"), made by the Grantors parties thereto for the benefit of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent.

     The undersigned further acknowledges that pursuant to the terms of the Agreement [insert appropriate Grantor] has assigned and transferred to the Administrative Agent, and has granted to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all Collateral now owned by such Grantor, including the issued and outstanding shares of all classes of the Capital Stock of the undersigned, as collateral security for the prompt and complete payment and performance when due of such Grantor's Obligations. As provided by Section 8.12 of the Agreement, the Administrative Agent may not take any action pursuant to the Agreement that would constitute or result in a direct or indirect act of control of [INSURANCE COMPANY] without first obtaining the approval of the Applicable Regulatory Authority.


                                        [NAME OF ISSUER]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Address for Notices:

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------


                                        Fax:
                                            ------------------------------------